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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - AUGUST 9, 2006


                                 ALLETE, INC.
             (Exact name of registrant as specified in its charter)

      MINNESOTA                    1-3548                      41-0418150
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation or
    organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check   the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material  pursuant to Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 9, 2006, the Board of Directors of ALLETE, Inc. (ALLETE or Company) approved amendments to the following executive compensation plans:
   -  ALLETE and  Affiliated  Companies  Supplemental Executive  Retirement Plan
      (SERP);
   -  Minnesota Power and Affiliated Companies Executive Investment Plan I;
   -  Minnesota Power and Affiliated Companies Executive Investment Plan II; and
   -  ALLETE Director Compensation Deferral Plan.

The SERP was amended to reflect amendments to the Minnesota Power and Affiliated Companies Retirement Plan A and the Minnesota Power and Affiliated Companies Retirement Savings and Stock Ownership Plan. (See Item 8.01.) In addition, the SERP was amended to replace the fixed crediting rate with a market-based stable value fixed income fund crediting rate, to reduce to 7.5 percent the "executive deferral account" payment annuity rate effective January 1, 2007, and to remove the change in control supplemental tax benefit.

The Minnesota Power and Affiliated Companies Executive Investment Plan I and the Minnesota Power and Affiliated Companies Executive Investment Plan II were amended to remove the change in control supplemental tax benefit.

The ALLETE Director Compensation Deferral Plan was amended to replace the fixed crediting rate with a market-based stable value fixed income fund crediting rate, and to reduce to 7.5 percent the "executive deferral account" payment annuity rate effective January 1, 2007.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On August 9, 2006, ALLETE's Board of Directors also approved amendments to the following qualified employee plans:
   - Minnesota Power and Affiliated Companies Retirement Plan A (Retirement Plan A); and
   - Minnesota Power and Affiliated Companies Retirement Savings and Stock Ownership Plan (RSOP).

Retirement Plan A was amended to suspend further crediting service pursuant to the plan, effective as of September 30, 2006, and to close Retirement Plan A to new participants. In conjunction with this change, employees will receive additional benefits under the RSOP. Funding of RSOP benefits comes from unallocated shares of ALLETE common stock held by the RSOP, the value of which has grown significantly and has exceeded the Company's forecast creating additional value. Because there are limitations on how the RSOP's value can be used, the Company reviewed the retirement program design and how best to deliver retirement benefits to the Company's employees. The Company will not record a curtailment of Retirement Plan A as a result of the amendment.

                     ALLETE Form 8-K dated August 14, 2006                     1
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



August 14, 2006                                 Mark A. Schober
                               -------------------------------------------------
                                                Mark A. Schober
                               Senior Vice President and Chief Financial Officer



                     ALLETE Form 8-K dated August 14, 2006                     2